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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) December 5, 1996
                                                      ----------------

                           Statewide Financial Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Registrant issued a Press Release on Thursday,
               December 5, 1996 announcing the resignation of Clifford J. Adams, President of Statewide Savings
               Bank, the principal operating subsidiary of Statewide Financial Corp.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99 Press Release dated Thursday, December 5, 1996 announcing the resignation of Clifford J. Adams, President of Statewide Savings Bank, the principal operating subsidiary of Statewide Financial Corp.


     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:                                  By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                 EXHIBIT INDEX
                                 -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Press Release dated Thursday, December 5, 1996 announcing the resignation of Clifford J. Adams, President of Statewide Savings Bank, the principal operating subsidiary of Statewide Financial Corp.




     FOR IMMEDIATE RELEASE              CONTACT:  Augustine F. Jehle
     December 5, 1996                                  201-795-4000
                                                  Anthony S. Cicatiello
                                                       908-382-1066


     CLIFFORD J. ADAMS RESIGNS AS PRESIDENT OF STATEWIDE SAVINGS BANK


     JERSEY CITY, N.J., December 5, 1996 -- Clifford J. Adams has resigned from his position as President and Chief Operating Officer of Statewide Savings Bank to pursue other business opportunities. The resignation will take effect immediately, it was announced by Victor
     M. Richel, Chairman and CEO of the Bank and of Statewide Financial Corp, the holding company.

     "Cliff Adams has contributed to Statewide Savings' success over the years," said Richel. "All of us at Statewide appreciate his efforts and wish him well in his future endeavors."

     Headquartered in Jersey City, N.J., Statewide Savings Bank S.L.A. conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties.
     Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation (FDIC). Statewide Financial Corp, the holding company of Statewide Savings Bank, is publicly traded on NASDAQ under the symbol SFIN.